EXHIBIT 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of LGI Homes, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Eric Lipar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	the Quarterly Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 18, 2013	/s/ Eric Lipar
Eric Lipar
Chief Executive Officer and Chairman of the Board LGI Homes, Inc.